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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 10, 1996
                                                   -----------------------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
             (Exact name of registrant as specified in its Chapter)

             Maryland                                     1-10093                                13-6908486
------------------------------------        ------------------------------------        ---------------------------
     (State or other jurisdiction                    (Commission                             (IRS Employer
         of incorporation)                           File Number)                         Identification No.)



27600 Northwestern Highway, Suite 200, Southfield, Michigan          48034
------------------------------------------------------------    ----------------
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (248) 350-9900
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On May 10, 1996, RPS Realty Trust, the predecessor to Ramco-Gershenson Properties Trust (the "Company"), entered into a Tax Agreement with Atlantic Realty Trust. The agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         On April 23, 2002, the Company filed with the State Department of Assessments and Taxation of Maryland ("SDAT") a Certificate of Correction to the Company's Articles Supplementary which were filed with the SDAT on October 2, 1997. The Articles Supplementary, as corrected by the Certificate of Correction, are attached hereto as Exhibit 4.1 and are incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)               Exhibits

                            4.1 Articles Supplementary to Amended and Restated Declaration of Trust, dated October 2, 1997, as corrected on April 23, 2002.

                           10.1 Tax Agreement, dated as of May 10, 1996, by and between Atlantic Realty Trust and RPS Realty Trust.

ITEM 8.           NOT APPLICABLE.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RAMCO-GERSHENSON PROPERTIES TRUST

Date: April 23, 2002                 By:      /s/ Richard J. Smith
                                        ---------------------------------------

                                     Name:    Richard J. Smith
                                     Title:   Chief Financial Officer












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                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION

Exhibit 4.1 Articles Supplementary to Amended and Restated Declaration of Trust, dated October 2, 1997, as corrected on April 23, 2002.

Exhibit 10.1 Tax Agreement, dated May 10, 1996, between Atlantic Realty Trust and RPS Realty Trust.